SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2013

IDS Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-177518	45-2758994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

533 Birch Street Lake Elsinore, CA	92530
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (951) 674-1554

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2013, we entered into a Promissory Note (the “Note”) with JMJ Financial (“JMJ”). The nominal principal sum of the Note is $300,000, with an original issue discount of ten percent (10%). Upon closing, JMJ will loan us the sum of $55,000 under the Note, with any additional advances up to the total principal sum to be made in the future and at the sole discretion of JMJ. All unpaid principal and interest due under the Note must be paid within one (1) year of the effective date of each advance made by JMJ under the Note. If we repay the Note in full on or before ninety (90) days after the effective date, no interest will be due. If we do not repay the Note in full on or before ninety (90) days after the effective date, a one-time interest charge of twelve percent (12%) will be added to the principal balance of the Note. We may also pre-pay the Note between 90 and 140 days after the effective date, but any pre-payment during this period must be in an amount equal to 150% of the principal amount being re-paid, plus any unpaid interest and fees due at that time. The Note may be converted in whole or in part, at the option of the holder, to shares of our common stock, par value $0.001. The conversion price under the Note is 60% of the lowest trading price for our common stock in the twenty-five (25) trading days prior to the conversion. In the event that conversion shares are not issuable to the holder by DWAC, an additional 10% discount will apply. The number of shares issuable upon conversion is limited so that the holder’s total beneficial ownership of our common stock may not exceed 4.99% of the total issued and outstanding shares. Upon conversion of the Note in whole or in part, we will be obligated to deliver the conversion stock to the holder within 3 business days of our receipt of notice of conversion. Failure to timely deliver conversion stock will cause us to incur daily penalties.

Additional covenants, representations, and warranties between the parties are included in the Note. The foregoing is a brief summary of the material terms of the Note, which should be reviewed in its entirety for additional information.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1	Promissory Note to JMJ Financial
10.2	Amendment to Promissory Note to JMJ Financial

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDS Solar Technologies, Inc.

/s/ Bruce R. Knoblich

Bruce R. Knoblich

President and Chief Executive Officer

Date: June 20, 2013

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